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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

            *************************************************************


                                      FORM 8-K/A


                          SECOND AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 27, 1995



                     SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION
                     --------------------------------------------
                   (Formerly Canonie Environmental Services Corp.)
                (exact name of registrar as specified in its charter)



          DELAWARE                     Number 0-14992            38-2294876
          --------                     --------------            ----------
          (State or other              Commission File           (IRS Employer
          jurisdiction incorporation                       identification No.)
          or organization)




                   13455 Noel Road, Suite 1500, Dallas, Texas 75240
                   ------------------------------------------------
                       (Address of principal executive offices)




           Registrant's telephone number, including area code:  (214) 770-1800
                                                                --------------





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          The undersigned hereby amends Item 7(a), of its Report on Form 8-
          K/A, filed March 28, 1995, for the purpose of correcting page 20, footnote number (9), EVENT SUBSEQUENT TO DATE OF AUDITORS' REPORT, to reflect that the footnote is UNAUDITED. The registrant reported the purchase of certain assets and contracts of Resna Industries, Inc. on form 8-K filed January 27, 1995 and Form 8K/A above.





          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                               SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION
                                             (Registrant)

                                 By:         /S/ William T. Campbell
                                     -------------------------------------------
                                     William T. Campbell, Vice President-Finance


          Date:  April 6, 1995




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                                      ITEM 7 (A)














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          RESNA INDUSTRIES, INC.
          CONSOLIDATED FINANCIAL STATEMENTS
          DECEMBER 31, 1993


          FOOTNOTE NO. (9) EVENT SUBSEQUENT TO DATE OF AUDITORS' REPORT (UNAUDITED)


          On January 13, 1995, substantially all of the Company's assets and contracts were sold to Smith Environmental Technologies Corporation. The purchase price consisted of a cash payment of $1,141,000, issuance of a promissory note to the Company's prime lender in the amount of $359,000, and the assumption of certain liabilities of the Company in the amount of $3,245,000. The Company ceased its operations as of the date of the sale and changed its name to Abbott Group, Inc. The Company is no longer a going concern.